UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                 Date of Earliest Event Reported: July 16, 2009


                              BLUGRASS ENERGY, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)


             Nevada                333-135852                20-4952339
----------------------------  ----------------------    ----------------------
(State or other jurisdiction    (Commission File        (IRS Employer
  of incorporation)                  Number)             Identification Number)


                       7609 Ralston Road, Arvada, CO 80002
                       -----------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                  (403) 830-7566
                                  --------------
               Registrant's telephone number, including area code


               3751 Appain Way, Suite 75, Lexington, KY 40517-5929
               ---------------------------------------------------
                         (Former name or former address,
                          if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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                 SECTION 5 - CORPORATE GOVERANCE AND MANAGEMENT

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Officer and Director Resignation


Effective July 16, 2009, Ms. Leslie A. Schaffer resigned as the President and a Director of Blugrass Energy, Inc. (the Company). Also effective July 16, 2009, Mr. David Krauza resigned as a director of the Company.


Officer and Director Appointments

John Kenney Berscht, President and Director

On July 16, 2009, Mr. John Kenney Berscht was appointed the President and a Director of the Company.

Mr. Berscht has worked in the investment banking and financing industry, specializing in the resource field. For the last 5 years, Mr. Berscht has worked as a Vice President of International Enerplus, a Canadian income trust, managing their offshore branch in Europe. He has served as the President of Odyssey Management in the Cayman Islands and is registered as a Mutual Fund administrator in Cayman. Most recently, he has served till January 2009 as the Interim President and a director for Sterling Mining Company, a silver mining company.

Mr. Berscht has a degree in Honors Business Administration from the University of Western Ontario. During his years in the investment business, he qualified with the Investment Dealers Association (IDA) in Canada and as a general principal with the New York Stock Exchange (NYSE). Mr. Berscht is currently a member of the SME and, in Europe, is registered as an Independent Financial Advisor (IFA).


Mr. Edward W. Karasek did not accept the offer to serve as a director of the Company.



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




                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                        BLUGRASS ENERGY, INC.



                                        By: /s/ John Kenney Berscht
                                            ------------------------------------
                                            John Kenney Berscht, President


                                        Date: August 25, 2009




















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